Exhibit 99.2

# DIGITAL REALTY TRUST

Second Quarter 2010

## A FOCUS ON FUNDAMENTALS: STAY FLEXIBLE

Supplemental Operating and Financial Data

June 30, 2010

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income, trends, leasing expectations, weighted average remaining lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our ability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	our difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	potential adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2009, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 87 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 13.3 million net rentable square feet, including approximately 1.9 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Corporate Development

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	UBS	JMP Securities	Deutsche Bank	Macquarie
Andrew Rossivach	Ross Nussbaum	William C. Marks	John Perry	Rob Stevenson
(415) 249-7941	(212) 713-2484	(415) 835-8944	(212) 250-4912	(212) 231-8068

Suzanne Kim	Robert Salisbury	Mitch Germain	Vincent Chao	Nicolas Yulico
(415) 249-7943	(212) 713-4760	(212) 906-3546	(212) 250-6799	(212) 231-8028

Green Street	FBR	Citigroup	Baird	Bank of America
Lukas Hartwich	Sri Nagarajan	Michael Bilerman	Christopher R. Lucas	Jeffrey Spector
(949) 640-8780	(646) 885-5429	(212) 816-1685	(703) 821-5780	(646) 855-1363

John Stewart	Evan Smith	Mark Montandon	David S. Nebinski	Jana Galan
(949) 640-8780	(646) 885-6431	(212) 816-1685	(703) 918-7854	(646) 855-3081

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	Ian Weismann	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9461	(443) 224-1264

Oppenheimer	Guggenheim
Srinivas Anantha	Michael Bowen
(617) 428-5960	(212) 381-4162
Brian Siu
(212) 292-4778

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust’s common stock (DLR):

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
High Price *	$64.17	$56.60	$50.81	$48.21	$39.84	$35.70
Low Price *	$51.77	$46.21	$42.94	$34.27	$32.14	$24.96
Closing Price, end of quarter *	$57.68	$54.20	$50.28	$45.71	$35.85	$33.18
Average daily trading volume *	1,254,652	975,779	1,149,605	1,362,583	2,258,424	2,074,752
Indicated dividend per common share **	$1.920	$1.920	$1.800	$1.440	$1.320	$1.320
Closing annual dividend yield, end of quarter	3.3%	3.5%	3.6%	3.2%	3.7%	4.0%
Closing shares and units outstanding end of quarter ***	92,586,978	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716

Closing market value of shares and units outstanding (thousands), end of quarter	$5,340,417	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of June 30, 2010, the total number of shares and units includes 87,049,946 shares of common stock, 3,970,549 common units held by third parties and 1,566,483 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Ownership Structure

As of June 30, 2010

Public Stockholders
Series A / B Redeemable Preferred Stockholders
Series C / D Convertible Preferred Stockholders
Digital Realty Trust, Inc. (the REIT)
94.0% Common General Partnership Interest
100% Series A/B/C/D Preferred Partnership Interest
4.3% Limited Partnership Interest
Digital Realty Trust, L.P. (our operating partnership)
Third-Party Contributors
100%
1.7% Limited Partnership Interest (1)
Digital Services, Inc. (taxable REIT subsidiary)
Directors, Executive Officers and Others
Properties

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	87,049,946	94.0%
Cambay Tele.com, LLC (3)	3,937,827	4.3%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,566,483	1.7%

Total	92,586,978	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes unvested class C units and all unexercised common stock options.
(2)	The total number of shares and units includes 87,049,946 shares of common stock, 3,970,549 common units held by third parties and 1,566,483 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumed debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Shares and Units at End of Quarter

Common shares outstanding	87,049,946	78,176,655	76,812,783	76,519,219	76,140,807	76,042,511
Common units outstanding	5,537,032	5,462,089	5,419,097	5,654,777	5,872,570	5,938,205

Total shares and operating partnership units	92,586,978	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716

Enterprise Value

Market value of common equity (1)	$5,340,417	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120
Liquidation value of preferred equity	686,611	686,637	686,637	686,637	686,637	686,637
Total debt at balance sheet carrying value	2,124,710	2,168,209	1,784,444	1,599,270	1,519,506	1,439,688

Total enterprise value	$8,151,738	$7,388,066	$6,605,700	$6,042,080	$5,146,323	$4,846,445

Total debt/Total enterprise value	26.1%	29.3%	27.0%	26.5%	29.5%	29.7%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$4,094,476	$4,003,523	$3,616,714	$3,416,083	$3,283,874	$3,155,062
Total assets	4,501,032	4,147,586	3,745,059	3,532,418	3,444,708	3,351,613
Total liabilities	2,469,143	2,499,081	2,110,258	1,878,259	1,773,344	1,705,537

Selected Operating Data

Total operating revenues from continuing operations	$197,464	$191,779	$169,774	$163,227	$155,007	$149,134
Total operating expenses from continuing operations	143,314	136,584	119,690	117,571	112,161	109,931
Interest expense from continuing operations	33,162	30,902	24,451	22,559	22,495	18,937
Net income	19,902	25,586	24,897	23,945	21,203	21,189
Net income available to common stockholders	9,091	14,744	14,286	12,406	10,271	10,295

Financial Ratios

EBITDA (2)	$104,188	$103,894	$90,840	$85,737	$82,241	$75,972
Adjusted EBITDA (3)	$114,999	$114,736	$101,451	$97,276	$93,173	$86,866
Cash interest expense (4)	$27,062	$22,231	$23,915	$19,812	$16,695	$21,398
Fixed charges (5)	$40,613	$35,326	$37,263	$32,981	$29,721	$34,505
Debt service coverage ratio (6)	4.2x	5.2x	4.2x	4.9x	5.6x	4.1x
Fixed charge coverage ratio (7)	2.8x	3.2x	2.7x	2.9x	3.1x	2.5x

Profitability Measures

Net income per common share—basic	$0.11	$0.19	$0.19	$0.16	$0.13	$0.14
Net income per common share—diluted	$0.11	$0.18	$0.18	$0.16	$0.13	$0.14
Funds From Operations (FFO) per diluted share and unit (8)	$0.76	$0.81	$0.79	$0.74	$0.71	$0.70
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.65	$0.67	$0.62	$0.59	$0.51	$0.53
Dividends per share and common unit	$0.48	$0.48	$0.45	$0.36	$0.33	$0.33
Diluted FFO payout ratio (10)	63.4%	59.2%	57.3%	48.9%	46.5%	47.4%
Diluted AFFO payout ratio (11)	73.3%	71.4%	72.2%	61.0%	64.7%	62.3%

Portfolio Statistics

Buildings	122	118	114	108	99	99
Properties	87	84	81	78	75	75
Net rentable square feet, excluding redevelopment space	13,270,035	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573
Square feet held for redevelopment (12)	1,916,028	1,828,598	1,784,386	1,876,885	1,148,212	1,218,525
Occupancy at end of quarter (13)	95.0%	95.2%	95.0%	95.2%	94.8%	95.1%
Weighted average remaining lease term (years) (14)	7.2	7.2	7.3	7.4	7.5	7.6
Same store occupancy at end of quarter (13)(15)	95.0%	95.0%	94.7%	95.2%	94.8%	95.1%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 30. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 30. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.
(4)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 10.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(9)	For a definition and discussion of AFFO, see page 30. For a reconciliation of FFO to AFFO, see page 9.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2008.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Consolidated Balance Sheets

(Dollars in thousands, except share and per share data)

	June 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Investments in real estate
Land	$408,024	$382,763
Acquired ground leases	6,096	2,767
Buildings and improvements	3,404,143	2,952,330
Tenant improvements	268,976	272,462

Investments in real estate	4,087,239	3,610,322
Accumulated depreciation and amortization	(545,834)	(459,521)

Net investments in properties	3,541,405	3,150,801
Investment in unconsolidated joint venture	7,237	6,392

Net investments in real estate	3,548,642	3,157,193

Cash and cash equivalents	342,623	72,320
Accounts and other receivables, net of allowance for doubtful accounts of $2,987 and $2,691 as of June 30, 2010 and December 31, 2009, respectively	52,174	46,086
Deferred rent	164,994	145,550
Acquired above market leases, net	31,633	25,861
Acquired in place lease value and deferred leasing costs, net	259,548	224,216
Deferred financing costs, net	20,477	21,073
Restricted cash	35,814	37,810
Other assets	45,127	14,950

Total Assets	$4,501,032	$3,745,059

LIABILITIES AND EQUITY

Revolving credit facility	$11,628	$205,547
Unsecured senior notes	200,000	83,000
5.875% notes due 2020, net of discount	491,746	—
4.125% exchangeable senior debentures due 2026, net of discount	131,681	165,834
5.50% exchangeable senior debentures due 2029	266,400	266,400
Mortgage loans	1,023,255	1,063,663
Accounts payable and other accrued liabilities	196,491	151,229
Accrued dividends and distributions	—	37,004
Acquired below market leases, net	85,060	69,311
Security deposits and prepaid rents	62,882	68,270

Total Liabilities	2,469,143	2,110,258

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $174,998,875 liquidation preference ($25.00 per share), 6,999,955 issued and outstanding	169,067	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $344,887,500 liquidation preference ($25.00 per share), 13,794,500 and 13,795,500 issued and outstanding, respectively	333,448	333,472
Common Stock: $0.01 par value, 145,000,000 authorized, 87,049,946 and 76,812,783 shares issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	868	766
Additional paid-in capital	1,645,006	1,155,709
Dividends in excess of earnings	(287,331)	(231,871)
Accumulated other comprehensive income, net	(65,747)	(27,947)

Total stockholders’ equity	1,955,110	1,558,995

Noncontrolling interests:
Noncontrolling interest in operating partnership	54,414	58,192
Noncontrolling interest in consolidated joint venture	22,365	17,614

Total noncontrolling interests	76,779	75,806

Total Equity	2,031,889	1,634,801

Total Liabilities and Equity	$4,501,032	$3,745,059

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09

Rental	$157,867	$152,721	$136,467	$130,892	$125,490	$118,095
Tenant reimbursements	39,597	39,058	32,459	32,222	29,434	31,021
Other	—	—	848	113	83	18

Total operating revenues	197,464	191,779	169,774	163,227	155,007	149,134

Rental property operating and maintenance	54,406	53,242	46,086	45,278	42,301	42,573
Property taxes	12,748	12,721	8,349	9,295	9,149	9,211
Insurance	1,846	1,735	1,672	1,495	1,488	1,456
Depreciation and amortization	59,860	57,532	52,126	50,439	49,183	46,304
General and administrative	12,574	10,519	10,009	10,352	9,958	9,672
Transactions	1,715	833	1,354	308	82	430
Other	165	2	94	404	—	285

Total operating expenses	143,314	136,584	119,690	117,571	112,161	109,931

Operating income	54,150	55,195	50,084	45,656	42,846	39,203

Equity in earnings of unconsolidated joint venture	955	1,978	(776)	1,091	741	1,116
Interest and other income	34	31	17	90	403	243
Interest expense	(33,162)	(30,902)	(24,451)	(22,559)	(22,495)	(18,937)
Tax expense	(534)	(716)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	(1,541)	—	—	—	—	—

Net income	19,902	25,586	24,897	23,945	21,203	21,189
Net income attributable to noncontrolling interests	(710)	(741)	(510)	(1,438)	(831)	(793)

Net income attributable to Digital Realty Trust, Inc.	19,192	24,845	24,387	22,507	20,372	20,396
Preferred stock dividends	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)

Net income available to common stockholders	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295

Net income per share available to common stockholders—basic	$0.11	$0.19	$0.19	$0.16	$0.13	$0.14
Net income per share available to common stockholders—diluted	$0.11	$0.18	$0.18	$0.16	$0.13	$0.14
Weighted-average shares outstanding—basic	80,542,329	77,770,691	76,649,529	76,301,577	76,121,380	74,703,755
Weighted-average shares outstanding—diluted	83,021,817	80,612,660	78,496,296	77,674,137	76,851,202	74,895,168
Weighted-average fully diluted shares and units	88,295,639	86,075,069	84,043,043	83,466,346	82,728,389	80,741,438

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295
Adjustments:
Noncontrolling interests in operating partnership	560	973	984	898	757	793
Real estate related depreciation and amortization (1)	59,517	57,175	51,821	50,163	48,900	46,087
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	688	773	2,335	543	858	646

FFO available to common stockholders and unitholders	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821

FFO per share and unit:
Basic	$0.81	$0.89	$0.84	$0.78	$0.74	$0.72
Diluted (2)	$0.76	$0.81	$0.79	$0.74	$0.71	$0.70

Weighted-average shares and units outstanding—basic	86,150	83,233	82,196	82,094	81,999	80,550
Weighted-average shares and units outstanding—diluted (2)	106,386	104,142	102,078	101,492	99,461	92,571

(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$59,860	$57,532	$52,126	$50,439	$49,183	$46,304
Non-real estate depreciation	(343)	(357)	(305)	(276)	(283)	(217)

	$59,517	$57,175	$51,821	$50,163	$48,900	$46,087

(2) At June 30, 2010, we had 7,000 series C convertible preferred shares and 13,795 series D convertible preferred shares outstanding that were convertible into 3,657 common shares and 8,318 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,195 common shares on a weighted average basis for the three months ended June 30, 2010. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821
Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,742	4,742	4,742	4,742	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	3,148	—

FFO available to common stockholders and unitholders — diluted	$80,562	$84,371	$80,132	$74,716	$70,590	$64,477

Weighted average common stock and units outstanding	86,150	83,233	82,196	82,094	81,999	80,550
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	2,146	2,842	1,847	1,373	730	191
Add: Effect of dilutive series C convertible preferred stock	3,657	3,657	3,625	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,238	8,215	8,215	8,215	8,215	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,195	6,195	6,195	6,195	4,902	—

Weighted average common stock and units outstanding — diluted	106,386	104,142	102,078	101,492	99,461	92,571

Note: For a definition and discussion of FFO, see page 30.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of FFO to AFFO:

Funds from operations available to common stockholders and unitholders (FFO)	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821

Adjustments:

Non-real estate depreciation	343	357	305	276	283	217
Amortization of deferred financing costs	2,929	2,406	2,254	2,114	1,896	1,662
Amortization of debt discount	1,082	1,025	1,008	992	974	959
Non-cash compensation	3,229	2,188	2,273	2,185	2,130	1,520
Loss from early extinguishment of debt	1,541	—	—	—	—	—
Straight line rents	(10,560)	(11,099)	(11,275)	(11,669)	(11,089)	(11,308)
Above and below market rent amortization	(2,422)	(2,283)	(1,830)	(1,953)	(2,118)	(2,139)
Capitalized leasing compensation	(2,026)	(1,887)	(1,968)	(1,917)	(1,414)	(1,271)
Recurring capital expenditures and tenant improvements	(178)	(2,024)	(3,011)	(2,980)	(7,161)	(496)
Capitalized leasing commissions	(4,866)	(3,156)	(4,038)	(1,823)	(2,467)	(4,283)

AFFO available to common stockholders and unitholders	$58,928	$59,192	$53,144	$49,235	$41,820	$42,682

Note: For a definition and discussion of AFFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Net income available to common stockholders	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295

Interest	33,162	30,902	24,451	22,559	22,495	18,937
Loss from early extinguishment of debt	1,541	—	—	—	—	—
Taxes	534	716	(23)	333	292	436
Depreciation and amortization	59,860	57,532	52,126	50,439	49,183	46,304

EBITDA	104,188	103,894	90,840	85,737	82,241	75,972

Noncontrolling interests	710	741	510	1,438	831	793
Preferred stock dividends	10,101	10,101	10,101	10,101	10,101	10,101

Adjusted EBITDA	$114,999	$114,736	$101,451	$97,276	$93,173	$86,866

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 30.

Financial Ratios

(unaudited and in thousands)

	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Total GAAP interest expense	$33,162	$30,902	$24,451	$22,559	$22,495	$18,937
Capitalized interest	2,511	1,907	1,950	2,027	2,147	3,072
Change in accrued interest and other non-cash amounts	(8,611)	(10,578)	(2,486)	(4,774)	(7,947)	(611)

Cash interest expense (a)	27,062	22,231	23,915	19,812	16,695	21,398
Scheduled debt principal payments and preferred dividends	13,551	13,095	13,348	13,169	13,026	13,107

Total fixed charges (b)	$40,613	$35,326	$37,263	$32,981	$29,721	$34,505

Debt service coverage ratio based on GAAP interest expense (c)	3.5x	3.7x	4.1x	4.3x	4.1x	4.6x
Debt service coverage ratio based on cash interest expense (c)	4.2x	5.2x	4.2x	4.9x	5.6x	4.1x
Fixed charge coverage ratio based on GAAP interest expense (d)	2.5x	2.6x	2.7x	2.7x	2.6x	2.7x
Fixed charge coverage ratio based on cash interest expense (d)	2.8x	3.2x	2.7x	2.9x	3.1x	2.5x
Debt to total market capitalization including debt and preferred equity (e)	26.1%	29.3%	27.0%	26.5%	29.5%	29.7%
Debt plus preferred stock to total market capitalization including debt and preferred equity (f)	34.5%	38.6%	37.4%	37.8%	42.9%	43.9%
Pretax income to interest expense (g)	1.6x	1.8x	2.0x	2.1x	1.9x	2.1x
Net Debt to Adjusted EBITDA (h)	3.9x	4.6x	4.2x	4.0x	3.9x	3.9x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 6.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 6) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Net Operating Income (NOI) and Run-rate NOI

For the Three Months Ended June 30, 2010

(unaudited, in thousands)

Rental revenues	$157,867
Tenant reimbursements	39,597
Rental property operating and maintenance	(54,406)
Property taxes	(12,748)
Insurance	(1,846)

NOI	$128,464

Actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$128,464

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$9,091
Other revenues	—
Interest expense	33,162
Depreciation and amortization	59,860
General and administrative expenses	12,574
Transactions	1,715
Tax expense	534
Loss from early extinguishment of debt	1,541
Other expenses	165
Equity in earnings of unconsolidated joint venture	(955)
Interest and other income	(34)
Net income attributable to noncontrolling interest	710
Preferred stock dividends	10,101

NOI	$128,464

Note: For a definition and discussion of NOI and Run-rate NOI, see page 30.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Operating Revenues:

Rental	$136,109	$136,157	$133,000	$130,627	$125,490	$118,095
Tenant reimbursements	34,954	35,085	32,079	32,215	29,434	31,021
Other	—	—	848	113	83	18

Total operating revenues	171,063	171,242	165,927	162,955	155,007	149,134

Operating Expenses:

Rental property operating and maintenance	46,637	47,579	45,397	45,084	42,301	42,573
Property taxes	10,381	10,829	7,995	9,278	9,149	9,211
Insurance	1,612	1,531	1,577	1,479	1,488	1,456
Depreciation and amortization	52,760	52,419	51,268	50,437	49,183	46,304
General and administrative (2)	12,574	10,519	10,009	10,352	9,958	9,672
Transactions	—	—	—	—	—	—
Other	165	2	94	404	—	285

Total operating expenses	124,129	122,879	116,340	117,034	112,079	109,501

Operating income	46,934	48,363	49,587	45,921	42,928	39,633

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	955	1,978	(776)	1,091	741	1,116
Interest and other income	34	31	16	90	403	243
Interest expense (3)	(32,418)	(30,033)	(23,671)	(22,503)	(22,495)	(18,937)
Tax expense	(527)	(628)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	(1,541)	—	—	—	—	—

Net income	$13,437	$19,711	$25,179	$24,266	$21,285	$21,619

New properties (1)
Operating Revenues:

Rental	$21,758	$16,564	$3,467	$265	$—	$—
Tenant reimbursements	4,643	3,973	380	7	—	—
Other	—	—	—	—	—	—

Total operating revenues	26,401	20,537	3,847	272	—	—

Operating Expenses:

Rental property operating and maintenance	7,769	5,663	689	194	—	—
Property taxes	2,367	1,892	354	17	—	—
Insurance	234	204	95	16	—	—
Depreciation and amortization	7,100	5,113	858	2	—	—
General and administrative (2)	—	—	—	—	—	—
Transactions	1,715	833	1,354	308	82	430
Other	—	—	—	—	—	—

Total operating expenses	19,185	13,705	3,350	537	82	430

Operating income	7,216	6,832	497	(265)	(82)	(430)

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—
Interest and other income	—	—	1	—	—	—
Interest expense (3)	(744)	(869)	(780)	(56)	—	—
Income tax expense	(7)	(88)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—

Net Income	$6,465	$5,873	$(282)	$(321)	$(82)	$(430)

(1)	Same store properties are properties that were acquired on or before December 31, 2008 and new properties are properties acquired after December 31, 2008.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-10	31-Mar-10	Percentage Change	30-Jun-09	Percentage Change

Rental (2)	$136,109	$136,157	(0.0)%	$125,490	8.5%
Tenant reimbursements	34,954	35,085	(0.4)%	29,434	18.8%

	171,063	171,242	(0.1)%	154,924	10.4%

Rental property operating and maintenance	46,637	47,579	(2.0)%	42,301	10.3%
Property taxes	10,381	10,829	(4.1)%	9,149	13.5%
Insurance	1,612	1,531	5.3%	1,488	8.3%

	58,630	59,939	(2.2)%	52,938	10.8%

Net Operating Income (3)	$112,433	$111,303	1.0%	$101,986	10.2%

Same store occupancy at end of quarter (4)	95.0%	95.0%		94.8%

(1)	Same store properties were acquired on or before December 31, 2008.
(2)	For the periods presented, same store straight-line rent was $8,164, $9,168, and $11,089, respectively, and non-cash purchase accounting adjustments were $1,715, $1,721, and $2,118, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 30.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of June 30, 2010	% of Debt	Interest Rate as of June 30, 2010	Interest Rate as of June 30, 2010 including caps and swaps
Unhedged Floating Rate Debt

Revolving credit facility	August 31, 2012	(1)	11,628	0.5%	—	—

			$11,628	0.5%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt

Secured Term Debt	November 11, 2014		142,810	6.7%	5.65%	—
3 Corporate Place	August 1, 2013	(1)	80,000	3.8%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015		76,997	3.6%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		66,854	3.1%	5.93%	—
Mundells Roundabout	November 30, 2013		64,002	3.0%	1.77%	4.18%
600 West Seventh Street	March 15, 2016		54,850	2.6%	5.80%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		54,626	2.6%	5.95%	—
1100 Space Park Drive	December 11, 2016		54,620	2.6%	5.89%	—
1350 Duane Avenue/3080 Raymond Street	October 1, 2012		52,800	2.5%	5.42%	—
150 South First Street	February 6, 2017		52,457	2.5%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		38,184	1.8%	2.12%	5.13%
Clonshaugh Industrial Estate II	September 4, 2014		36,714	1.7%	5.27%	7.20%
1500 Space Park Drive	October 5, 2013		40,924	1.9%	6.15%	—
2334 Lundy Place	November 11, 2016		39,728	1.9%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		32,829	1.5%	2.12%	5.35%
Cressex 1	October 16, 2014		27,289	1.3%	5.68%	—
6 Braham Street	April 10, 2011		18,980	0.9%	1.63%	5.84%
1201 Comstock Street	June 24, 2013	(1)	17,363	0.8%	3.85%	—
Datacenter Park — Dallas	September 15, 2012	(1)	17,000	0.8%	5.00%	—
Paul van Vlissingenstraat 16	July 18, 2013		12,884	0.6%	2.37%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		9,322	0.4%	2.27%	5.57%
Gyroscoopweg 2E-2F	October 18, 2013		8,203	0.4%	2.27%	5.49%
1125 Energy Park Drive	March 1, 2032		9,132	0.4%	7.62%	—
Manchester Technopark	October 16, 2014		8,302	0.4%	5.68%	—
731 East Trade Street	July 1, 2020		5,206	0.2%	8.22%	—

			$1,022,076	48.0%

5.875% unsecured senior notes due 2020	February 1, 2020		500,000	23.5%	5.88%	—
4.125% exchangeable senior debentures due 2026	August 15, 2026		135,290	6.4%	6.75%	—
5.50% exchangeable senior debentures due 2029	April 15, 2029		266,400	12.5%	5.50%	—
Unsecured senior notes — Series A	July 24, 2011		25,000	1.2%	7.00%	—
Unsecured senior notes — Series B	November 5, 2013		33,000	1.6%	9.32%	—
Unsecured senior notes — Series C	January 6, 2016		25,000	1.2%	9.68%	—
Unsecured senior notes — Series D	January 20, 2015		50,000	2.4%	4.57%	—
Unsecured senior notes — Series E	January 20, 2017		50,000	2.4%	5.73%	—
Unsecured senior notes — Series F	February 3, 2015		17,000	0.8%	4.50%	—

Total Fixed Rate Debt including Caps and Swaps			$2,123,766	100.0%

Unamortized discount on 5.875% unsecured senior notes due 2020			(8,254)	(0.4%)

Unamortized discount on 4.125% exchangeable senior debentures due 2026			(3,609)	(0.2%)

Unamortized premium —1125 Energy Park Drive, 731 East Trade Street, 1500 Space Park Drive and 1350 Duane Avenue/3080 Raymond Street mortgages			1,179	0.1%

Total Consolidated Debt			$2,124,710	100.0%

Weighted average cost of debt (including interest rate caps and swaps)						5.88%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of June 30, 2010	Available as of June 30, 2010 (1)	Drawn as of June 30, 2010
Revolving Credit Facility	$750,000	$721,000	$11,628

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Committed

1	Bank of America, N.A.	$130,000

2	Citicorp North America, Inc.	85,000

3	KeyBank, N.A.	85,000

4	Credit Suisse, Cayman Islands Branch	75,000

5	The Royal Bank of Scotland PLC	70,000

6	Deutsche Bank	70,000

7	Raymond James Bank, FSB	50,000

8	Royal Bank of Canada, New York Branch	40,000

9	Morgan Stanley Bank, National Association	30,000

10	JPMorgan Chase	25,000

11	UBS Loan Finance LLC	25,000

12	Allied Irish Banks, p.l.c.	15,000

13	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000

14	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000

15	Comerica Bank	10,000

16	First Commercial Bank New York Agency	10,000

	Total Commitments - Revolving Credit Facility	$750,000

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Debt Maturities

(unaudited, in thousands)

		Remainder of
Property		2010	2011	2012	2013	2014	Thereafter	Total
Revolving Credit Facility	(1)	$—	$—	$11,628	$—	$—	$—	$11,628
Secured Term Debt	(2)	1,282	2,700	2,836	3,026	132,966	—	142,810
Unsecured senior notes		—	25,000	—	33,000	—	142,000	200,000
3 Corporate Place	(1)	—	—	—	80,000	—	—	80,000
200 Paul Avenue 1-4		818	1,721	1,812	1,932	2,048	68,666	76,997
2045 & 2055 LaFayette Street		418	886	941	999	1,060	62,550	66,854
Mundells Roundabout		—	—	—	64,002	—	—	64,002
600 West Seventh Street		693	1,448	1,535	1,626	1,723	47,825	54,850
34551 Ardenwood Boulevard 1-4		320	678	711	765	812	51,340	54,626
1100 Space Park Drive		324	687	720	774	821	51,294	54,620
1350 Duane Avenue/3080 Raymond Street		—	—	52,800	—	—	—	52,800
150 South First Street		303	646	679	733	780	49,316	52,457
114 Rue Ambroise Croizat		301	602	37,281	—	—	—	38,184
Clonshaugh Industrial Estate II		—	—	—	—	36,714	—	36,714
1500 Space Park Drive		983	2,067	2,192	35,682	—	—	40,924
2334 Lundy Place		232	493	517	556	590	37,340	39,728
Unit 9, Blanchardstown Corporate Park		259	518	32,052	—	—	—	32,829
Cressex 1		—	458	458	458	25,915	—	27,289
6 Braham Street		299	18,681	—	—	—	—	18,980
1201 Comstock Street	(1)	387	813	867	15,296	—	—	17,363
Datacenter Park – Dallas	(1)	850	808	15,342	—	—	—	17,000
Paul van Vlissingenstraat 16		103	206	206	12,369	—	—	12,884
Chemin de l’Epinglier 2		74	148	148	8,952	—	—	9,322
Gyroscoopweg 2E-2F		65	130	130	7,878	—	—	8,203
1125 Energy Park Drive		72	154	165	180	194	8,367	9,132
Manchester Technopark		—	139	139	139	7,885	—	8,302
731 East Trade Street		126	274	297	323	350	3,836	5,206
5.875% unsecured senior notes due 2020		—	—	—	—	—	500,000	500,000
4.125% exchangeable senior debentures due 2026	(3)	—	135,290	—	—	—	—	135,290
5.50% exchangeable senior debentures due 2029	(4)	—	—	—	—	266,400	—	266,400

Total		$7,909	$194,547	$163,456	$268,690	$478,258	$1,022,534	$2,135,394

Weighted Average Term to Initial Maturity	(3)(4)		5.3 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)(4)		5.4 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.
(4)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $1,179 of loan premiums, net and ($8,254) and ($3,609) of debt discount on 5.875% unsecured senior notes due 2020 and 4.125% exchangeable senior debentures due 2026, respectively.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of June 30, 2010
	5.875% Notes due 2020		Revolving Credit Facility(2)
	Required	Actual	Required	Actual

Total Outstanding Debt / Total Assets (3)	Less than 60%	37%	Less than 65%(4)	36%

Secured Debt / Total Assets (5)	Less than 40%	18%	Less than 60%	17%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	361%		N/A

Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.0 x		N/A

Fixed Charge Coverage		N/A	Greater than 1.40x	2.1 x

Unsecured Debt / Total Unencumbered Asset Value (7)		N/A	Less than 70%	38%

Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	3.4 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to the Indenture, which governs the 5.875% Notes due 2020, and the Revolving Credit Facility Agreement, as amended, both of which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	Under the Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Revolving Credit Facility.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Revolving Credit Facility.
(6)	Calculated as annualized Consolidated EBITDA to annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Portfolio Summary

As of June 30, 2010

	6/30/2010	3/31/2010
Number of Properties:
Domestic	72	70
International	15	14

	87 (1)	84 (1)

Number of Buildings:
Domestic	103	100
International	19	18

	122	118

Number of Markets:
Domestic	20	20
International	7	7

	27	27

Net Rentable Square Feet:
Domestic	12,050,701	11,992,658
International	1,219,334	1,219,334

	13,270,035	13,211,992

Redevelopment Square Feet:
Domestic	1,675,704	1,644,246
International	240,324	184,352

	1,916,028	1,828,598

Portfolio Occupancy (2)	95.0%	95.2%

Same Store Pool Occupancy (2)	95.0%	95.0%

Average Original Lease Term (years)	14.0	13.9

Average Remaining Lease Term (years)	7.2	7.2

(1)	Excludes one property held as an investment in an unconsolidated joint venture and developable land.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Properties Acquired

For the three months ended June 30, 2010

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
1725 Comstock Street	Silicon Valley	Apr-10	$14.1	(2)	—	39,643	0.0%
3105 & 3115 Alfred Street	Silicon Valley	May-10	10.0	(3)	—	49,858	0.0%
Cateringweg 5	Amsterdam	Jun-10	6.4	(4)	—	55,972	0.0%

			$30.5		—	145,473	0.0%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment.
(2)	As part of the acquisition, we have agreed with the seller to remit an earnout payment based on leasing activities in the building. The purchase price includes an accrual of $4.3 million, which is the estimated fair value of the contingent purchase price per the agreement. As of June 30, 2010, the entire building was leased. The final payment to the seller of approximately $4.3 million was made in July 2010 to fully settle the contingent purchase price amount.
(3)	Both buildings were purchased vacant and will be redeveloped.
(4)	A land parcel subject to a ground lease along with a vacant shell building.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Occupancy Analysis

As of June 30, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 6/30/10	As of 3/31/10	As of 12/31/09	As of 09/30/09	As of 06/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio

Internet Gateway Datacenters

350 East Cermak Road		May-05	Chicago	1,122,749	10,990	56,994	94.3%	94.1%	92.3%	95.9%	90.6%	28.5%	8.4%	29.0%	10.4%
200 Paul Avenue 1-4		Nov-04	San Francisco	443,335	84,345	25,372	99.7%	99.7%	99.9%	99.9%	99.9%	11.3	3.2	12.9	4.6
120 E. Van Buren Street		Jul-06	Phoenix	254,497	33,017	20,909	97.5%	97.5%	97.7%	94.0%	91.7%	6.5	1.9	10.6	3.8
111 Eighth Avenue	(3)	Mar-07	New York / New Jersey	116,843	—	17,898	95.6%	95.6%	100.0%	100.0%	100.0%	3.0	0.9	9.1	3.2
600 West Seventh Street		May-04	Los Angeles	482,089	7,633	17,363	94.7%	95.2%	95.3%	94.4%	94.1%	12.2	3.6	8.8	3.1
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	14,527	75.1%	75.1%	76.7%	78.3%	76.4%	11.6	3.4	7.4	2.6
114 Rue Ambroise Croizat		Dec-06	Paris, France	300,622	51,524	14,110	90.5%	90.5%	90.1%	95.7%	99.3%	7.6	2.3	7.2	2.5
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,859	100.0%	100.0%	100.0%	100.0%	100.0%	4.2	1.2	4.0	1.4
36 NE 2nd Street		Jan-02	Miami	162,140	—	5,314	95.9%	95.9%	95.9%	95.9%	95.9%	4.1	1.2	2.7	1.0
600-780 S. Federal		Sep-05	Chicago	161,547	—	5,016	68.7%	66.3%	69.4%	69.4%	69.4%	4.1	1.2	2.5	0.9
6 Braham Street		Jul-02	London, England	63,233	—	4,259	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	0.5	2.2	0.8
900 Walnut Street		Aug-07	St Louis	112,266	—	3,873	97.3%	97.3%	97.3%	92.9%	97.3%	2.9	0.8	2.0	0.7
125 North Myers		Aug-05	Charlotte	25,402	—	1,277	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.6	0.2
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,236	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.3	0.6	0.2
113 North Myers		Aug-05	Charlotte	29,218	—	730	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.4	0.1

				3,937,334	207,399	196,737	92.2%	92.1%	92.1%	93.2%	91.7%	100.0%	29.3%	100.0%	35.5%
Corporate Datacenters

128 First Avenue CDO		Jan-10	Boston	274,750	—	18,908	95.7%	95.7%	N/A	N/A	N/A	3.4%	2.1%	5.6%	3.4%
43881 Devon Shafron Drive		Mar-07	Northern Virginia	180,000	—	17,839	98.5%	98.5%	98.5%	98.5%	99.0%	2.2%	1.4%	5.4%	3.2%
3 Corporate Place		Dec-05	New York / New Jersey	276,931	—	15,821	96.1%	95.9%	95.9%	95.6%	93.7%	3.4	2.1	4.8	2.8
300 Boulevard East		Nov-02	New York / New Jersey	311,950	—	14,252	100.0%	100.0%	100.0%	100.0%	100.0%	3.8	2.4	4.3	2.6
2440 Marsh Lane		Jan-03	Dallas	135,250	—	14,216	100.0%	100.0%	80.7%	77.6%	77.6%	1.7	1.0	4.3	2.7
60 & 80 Merritt Boulevard		Jan-10	New York / New Jersey	169,540	—	12,061	100.0%	100.0%	N/A	N/A	N/A	2.1	1.3	3.6	2.2
833 Chestnut Street		Mar-05	Philadelphia	588,770	65,988	11,364	85.7%	86.0%	86.4%	86.4%	89.5%	7.3	4.4	3.4	2.0
43791 Devon Shafron Drive		Mar-07	Northern Virginia	132,806	2,194	10,044	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	1.0	3.0	1.8
55 Middlesex Turnpike		Jan-10	Boston	106,000	—	10,013	87.9%	87.9%	N/A	N/A	N/A	1.3	0.8	3.0	1.8
1350 Duane & 3080 Raymond		Oct-09	Silicon Valley	185,000	—	9,693	100.0%	100.0%	100.0%	N/A	N/A	2.3	1.4	2.9	1.7
3011 Lafayette Street		Jan-07	Silicon Valley	90,780	—	9,658	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.7	2.9	1.7
1525 Comstock Street		Sep-09	Silicon Valley	42,385	—	8,556	100.0%	100.0%	100.0%	99.2%	98.3%	0.5	0.3	2.6	1.5
1500 Space Park Drive		Sep-07	Silicon Valley	51,615	—	8,534	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4	2.6	1.5
4025 Midway Road		Jan-06	Dallas	87,964	12,626	8,459	99.8%	99.8%	99.8%	99.8%	99.8%	1.1	0.7	2.5	1.5
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	120,000	—	8,111	99.1%	98.8%	86.2%	86.2%	86.2%	1.5	0.9	2.4	1.5
Clonshaugh Industrial Estate II		Feb-06	Dublin, Ireland	124,500	—	7,862	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.9	2.4	1.4
2055 East Technology Circle		Oct-06	Phoenix	76,350	—	7,785	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	2.3	1.4
365 S. Randolphville Road		Feb-08	New York / New Jersey	75,635	189,157	7,628	62.1%	34.6%	50.6%	100.0%	0.0%	0.9	0.6	2.3	1.4
Mundells Roundabout		Apr-07	London, England	113,464	—	6,974	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	2.1	1.3
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,660	100.0%	100.0%	100.0%	100.0%	100.0%	3.7	2.3	2.0	1.2
150 South First Street		Sep-04	Silicon Valley	179,761	—	6,639	98.3%	100.0%	100.0%	99.5%	100.0%	2.2	1.4	2.0	1.2
Cressex 1		Dec-07	London, England	50,847	—	6,391	100.0%	100.0%	90.6%	90.6%	90.6%	0.6	0.4	1.9	1.2
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	6,235	96.6%	96.6%	96.6%	95.0%	95.0%	4.5	2.8	1.9	1.1
3 St. Anne’s Boulevard		Dec-07	London, England	29,168	67,216	5,829	100.0%	100.0%	100.0%	0.0%	0.0%	0.4	0.2	1.8	1.0
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,817	100.0%	100.0%	100.0%	100.0%	100.0%	3.2	2.0	1.4	0.9
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,784	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	1.0	1.4	0.9
375 Riverside Parkway		Jun-03	Atlanta	220,016	30,175	4,549	100.0%	100.0%	100.0%	100.0%	100.0%	2.7	1.7	1.4	0.8
1201 Comstock Street		Jun-08	Silicon Valley	24,000	—	4,323	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.3	0.8
45901 & 45845 Nokes Blvd		Dec-09	Northern Virginia	167,160	—	4,288	100.0%	100.0%	100.0%	N/A	N/A	2.0	1.3	1.3	0.8
44470 Chilum Place		Feb-07	Northern Virginia	95,440	—	4,103	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.7	1.2	0.7
12001 North Freeway		Apr-06	Houston	280,483	20,222	4,019	75.4%	75.4%	75.4%	75.4%	75.4%	3.4	2.1	1.2	0.7
43915 Devin Shafron Drive		May-09	Northern Virginia	58,605	73,675	3,533	49.6%	100.0%	N/A	N/A	N/A	0.7	0.4	1.1	0.6
2401 Walsh Street		Jun-05	Silicon Valley	167,932	—	3,509	100.0%	100.0%	100.0%	100.0%	100.0%	2.1	1.3	1.1	0.6
115 Second Avenue		Oct-05	Boston	66,730	—	3,437	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	1.0	0.6
8534 Concord Center Drive		Jun-05	Denver	85,660	—	3,362	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.0	0.6
21110 Ridgetop Circle		Jan-07	Northern Virginia	135,513	—	2,739	100.0%	100.0%	100.0%	100.0%	100.0%	1.7	1.0	0.8	0.5
21561 & 21571 Beaumeade Cir		Dec-09	Northern Virginia	164,453	—	2,682	100.0%	100.0%	100.0%	N/A	N/A	2.0	1.2	0.8	0.5
1807 Michael Faraday Court		Oct-06	Northern Virginia	19,237	—	2,610	100.0%	100.0%	97.1%	97.1%	84.1%	0.2	0.1	0.8	0.5
210 N Tucker Boulevard		Aug-07	St Louis	139,588	62,000	2,404	79.4%	78.4%	78.4%	78.4%	78.4%	1.7	1.1	0.7	0.4
200 North Nash Street		Jun-05	Los Angeles	113,606	—	2,374	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.7	0.4
Naritaweg 52		Dec-07	Amsterdam, Netherlands	63,260	—	2,344	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.7	0.4
2403 Walsh Street		Jun-05	Silicon Valley	103,940	—	2,172	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.7	0.4
Paul van Vlissingenstraat 16		Aug-05	Amsterdam, Netherlands	77,472	35,000	1,986	58.8%	58.8%	58.8%	58.8%	58.8%	0.9	0.6	0.6	0.4
Manchester Technopark, Plot C1		Jun-08	Manchester, England	38,016	—	1,897	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.6	0.3
4700 Old Ironsides Drive		Jun-05	Silicon Valley	90,139	—	1,884	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.6	0.3
4650 Old Ironsides Drive		Jun-05	Silicon Valley	84,383	—	1,763	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3
7505 Mason King Court		Nov-08	Northern Virginia	109,650	—	1,735	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.5	0.3
444 Toyama Drive		Sep-09	Silicon Valley	42,083	—	1,725	100.0%	100.0%	100.0%	100.0%	N/A	0.5	0.3	0.5	0.3
3015 Winona Avenue		Dec-04	Los Angeles	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Occupancy Analysis

As of June 31, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 6/30/10	As of 3/31/10	As of 12/31/09	As of 09/30/09	As of 06/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,576	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,555	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.5	0.3
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,547	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.5	0.3
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,472	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.4	0.3
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,461	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.4	0.3
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,458	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.4	0.3
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.4	0.3
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	3.8	2.4	0.4	0.3
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,322	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2	0.4	0.2
1232 Alma Road	Sep-09	Dallas	71,579		34,147	1,257	77.3%	100.0%	0.0%	0.0%	0.0%	0.9	0.5	0.4	0.2
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,076	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.3	0.2
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	912	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.3	0.2
600 Winter Street	Sep-06	Boston	30,400		—	810	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2	0.2	0.1
2300 NW 89th Place	Sep-06	Miami	64,174		—	616	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.2	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3	0.2	0.1
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	247	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2	0.1	—
4849 Alpha Road	Apr-04	Dallas	64,246		61,292	46	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	—	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
Cateringweg 5	Jun-10	Amsterdam, Netherlands	—		55,972	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1725 Comstock Street	Apr-10	Silicon Valley	—		39,643	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
3105 & 3115 Alfred Street	May-10	Silicon Valley	—		49,858	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
900 Quality Way	Sep-09	Dallas	—		112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—		246,940	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—
1301 International Parkway	Sep-09	Dallas	—		20,500	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—
650 Randolph Road	Jun-08	New York / New Jersey	—		127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
904 Quality Way	Sep-09	Dallas	—		46,750	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—
905 Quality Way	Sep-09	Dallas	—		249,657	—	0.0%	0.0%	0.0%	0.0%	N/A	—	—	—	—

			8,171,233		1,678,017	333,019	92.2%	96.3%	95.9%	95.7%	95.8%	100.0%	61.9%	100.0%	59.9%
Technology Manufacturing

34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	9,035	100.0%	100.0%	100.0%	100.0%	100.0%	50.9%	2.3%	57.2%	1.6%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,908	100.0%	100.0%	100.0%	100.0%	100.0%	30.3	1.4	24.7	0.7
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	18.8	0.9	18.1	0.5
2 St. Anne’s Boulevard	Dec-07	London, England	—		30,612	—	0.0%	0.0%	0.0%	100.0%	100.0%	—	—	—	—

			604,112		30,612	15,795	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	4.6%	100.0%	2.8%
Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	94.9%	69.4%	2.9%	73.1%	1.3%
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	28.0	1.2	26.7	0.5
908 Quality Way	Sep-09	Dallas	14,400		—	24	100.0%	100.0%	0.0%	0.0%	N/A	2.6	0.1	0.2	—

			557,356		—	9,890	96.4%	96.4%	97.0%	97.0%	97.0%	100.0%	4.2%	100%	1.8%

Portfolio Total/Weighted Average			13,270,035	(4)	1,916,028	$555,441	95.0%	95.2%	95.0%	95.2%	94.8%	100.0%	100.0%	100%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 96.14% occupied as of June 30, 2010.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Major Tenants

As of June 30, 2010

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	Savvis Communications (3)	19	1,972,386	14.9%	$53,742	9.7%	107

2	Equinix Operating Company, Inc. (4)	8	706,154	5.3%	$27,663	5.0%	91

3	Qwest Communications International, Inc.	15	637,712	4.8%	$20,652	3.7%	75

4	Morgan Stanley	4	139,232	1.0%	$20,370	3.7%	48

5	NTT Communications Company	5	307,887	2.3%	$18,425	3.3%	59

6	Facebook, Inc.	3	134,999	1.0%	$18,136	3.3%	83

7	TelX Group, Inc.	10	134,970	1.0%	$17,131	3.1%	197

8	AT & T	14	553,828	4.2%	$14,836	2.7%	100

9	JPMorgan Chase & Co.	3	149,935	1.1%	$14,593	2.6%	114

10	Level 3 Communications, LLC (5)	21	326,585	2.5%	$11,585	2.1%	102

11	Microsoft Corporation	3	329,254	2.5%	$9,857	1.8%	62

12	Yahoo! Inc.	2	110,847	0.8%	$9,800	1.8%	88

13	TATA Communications (UK)	2	105,366	0.8%	$9,545	1.7%	90

14	Sprint Communications Co., LP	6	173,319	1.3%	$9,148	1.6%	51

15	BT Americas, Inc.	3	47,286	0.4%	$9,113	1.6%	90

16	Pfizer, Inc.	1	76,487	0.6%	$8,983	1.6%	90

17	T-Systems North America, Inc.	2	77,610	0.6%	$8,145	1.5%	45

18	Carpathia Hosting	3	51,784	0.4%	$7,934	1.4%	83

19	eircom Limited	1	124,500	0.9%	$7,862	1.4%	109

20	Amazon	5	281,384	2.1%	$7,574	1.4%	130

	Total/Weighted Average		6,441,525	48.5%	$305,094	55.0%	94

(1)	Occupied square footage is defined as leases that have commenced on or before June 30, 2010. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Savvis Communications acquired Fusepoint, Inc. (another tenant of ours) in June 2010. All Fusepoint leases are included above.
(4)	Equinix Operating Company, Inc. acquired Switch & Data Facilities Company, Inc. (another tenant of ours) in April 2010. All Switch & Data Facilities Company, Inc. leases are included above.
(5)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Lease Expirations and Lease Distribution

Lease Expirations

As of June 30, 2010

(Amounts in thousands, except for lease and square foot data)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		668,189	5.0%	—	0.0%
2010	111	185,242	1.4%	13,667	2.5%	$73.78	74.07	13,720
2011	119	1,190,848	9.0%	31,638	5.7%	$26.57	26.84	31,959
2012	127	188,357	1.4%	16,880	3.0%	$89.62	93.87	17,681
2013	109	1,005,820	7.6%	50,792	9.1%	$50.50	54.05	54,364
2014	124	1,163,255	8.8%	65,187	11.7%	$56.04	61.23	71,230
2015	99	2,029,316	15.3%	76,677	13.8%	$37.78	41.19	83,581
2016	64	1,046,388	7.9%	38,768	7.0%	$37.05	43.11	45,115
2017	42	753,827	5.7%	30,286	5.5%	$40.18	48.05	36,221
2018	61	716,087	5.4%	35,168	6.3%	$49.11	63.83	45,706
2019	60	1,471,014	11.1%	83,610	15.1%	$56.84	66.71	98,135
Thereafter	160	2,851,692	21.4%	112,768	20.3%	$39.54	54.44	155,243

Portfolio Total /Weighted Average	1,076	13,270,035	100.0%	$555,441	100.0%	$44.08	$51.81	$652,955

Lease Distribution

As of June 30, 2010

(Amounts in thousands, except for lease and square foot data)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			668,189	5.0%	—	—
2,500 or less	636	59.2%	319,643	2.4%	43,053	7.8%
2,501 - 10,000	209	19.4%	1,231,224	9.3%	84,263	15.2%
10,001 - 20,000	86	8.0%	1,532,044	11.5%	90,561	16.3%
20,001 - 40,000	64	5.9%	1,898,005	14.3%	109,137	19.6%
40,001 - 100,000	52	4.8%	3,360,234	25.3%	123,019	22.1%
Greater than 100,000	29	2.7%	4,260,696	32.2%	105,408	19.0%

Portfolio Total	1,076	100.0%	13,270,035	100.0%	$555,441	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Lease Expirations - By Property Type

As of June 30, 2010

(Amounts in thousands, except for lease and square foot data)

CORPORATE DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		343,118	2.6%	—	0.0%
2010	51	77,394	0.6%	$3,179	0.6%	$41.08	$41.54	$3,215
2011	47	450,445	3.4%	7,245	1.3%	16.08	16.21	7,301
2012	59	63,810	0.5%	3,586	0.6%	56.20	57.28	3,655
2013	59	613,658	4.6%	31,931	5.7%	52.03	55.52	34,072
2014	50	732,335	5.5%	41,172	7.4%	56.22	62.66	45,886
2015	41	799,170	6.0%	32,609	5.9%	40.80	44.17	35,296
2016	34	745,543	5.6%	24,858	4.5%	33.34	38.84	28,954
2017	17	329,547	2.5%	19,531	3.6%	59.27	72.16	23,780
2018	41	516,128	3.9%	24,209	4.4%	46.91	61.13	31,551
2019	48	1,328,044	10.0%	73,445	13.2%	55.30	65.02	86,351
Thereafter	91	2,172,041	16.3%	71,254	12.8%	32.81	43.68	94,871

Portfolio Total /Weighted Average	538	8,171,233	61.5%	$333,019	60.0%	$42.54	$50.45	$394,932

INTERNET GATEWAY DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		305,148	2.3%	—	0.0%
2010	59	107,848	0.8%	$10,427	1.9%	$96.68	$96.83	$10,443
2011	66	158,320	1.2%	12,826	2.3%	81.01	81.95	12,974
2012	68	124,547	0.9%	13,294	2.4%	106.74	112.62	14,026
2013	44	245,891	1.9%	16,500	3.0%	67.10	72.36	17,792
2014	74	430,920	3.3%	24,015	4.3%	55.73	58.81	25,344
2015	54	1,098,760	8.3%	37,894	6.8%	34.49	38.26	42,042
2016	29	300,845	2.3%	13,886	2.5%	46.16	53.64	16,137
2017	23	154,875	1.2%	5,258	0.9%	33.95	40.06	6,204
2018	20	199,959	1.5%	10,960	2.0%	54.81	70.79	14,155
2019	12	142,970	1.1%	10,164	1.8%	71.09	82.42	11,784
Thereafter	64	667,251	5.0%	41,513	7.5%	62.21	90.48	60,374

Portfolio Total /Weighted Average	513	3,937,334	29.8%	$196,737	35.4%	$54.16	$63.67	$231,275

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Lease Expirations - By Property Type

As of June 30, 2010

(Amounts in thousands, except for lease and square foot data)

TECHNOLOGY MANUFACTURING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		—	0.0%	—	0.0%
2010	1	—	0.0%	$61	0.0%	$—	$—	$61
2011	2	215,050	1.6%	4,345	0.8%	20.20	20.75	4,463
2012	—	—	0.0%	—	0.0%	—	—	—
2013	5	144,271	1.1%	2,337	0.4%	16.20	17.16	2,476
2014	—	—	0.0%	—	0.0%	—	—	—
2015	4	131,386	1.0%	6,175	1.1%	47.00	47.51	6,242
2016	1	—	0.0%	24	0.0%	—	—	24
2017	1	113,405	0.8%	2,853	0.5%	25.16	28.16	3,194
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	—	—	0.0%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	14	604,112	4.5%	$15,795	2.8%	$26.15	$27.25	$16,460

TECHNOLOGY OFFICE

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		19,923	0.1%	—	0.0%
2010	—	—	0.0%	$—	0.0%	$—	$—	$—
2011	4	367,033	2.8%	7,222	1.3%	19.68	19.68	7,222
2012	—	—	0.0%	—	0.0%	—	—	—
2013	1	2,000	0.0%	24	0.0%	12.00	12.00	24
2014	—	—	0.0%	—	0.0%	—	—	—
2015	—	—	0.0%	—	0.0%	—	—	—
2016	—	—	0.0%	—	0.0%	—	—	—
2017	1	156,000	1.2%	2,644	0.5%	16.95	19.50	3,042
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	5	12,400	0.1%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	11	557,356	4.2%	$9,890	1.8%	$18.40	$19.14	$10,288

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of June 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Leasing Activity

As of June 30, 2010

	For the Three Months Ended June 30, 2010 (4)	% Leased (4)

Occupied Square Feet as of March 31, 2010 (1)	12,580,739	95.2%

2Q 2010 Acquisitions:
1725 Comstock Street	—	0.0%
3105/3115 Alfred Street	—	0.0%
Cateringweg 5	—	0.0%

Occupied Square Feet including 2Q 2010 Acquisitions (1)	12,580,739	94.9%
Expirations, Terminations and Reductions	(141,642)	(1.1%)
New Leases and Expansions	164,010	1.2%
Remeasurements (2)	(1,261)	0.0%

Occupied Square Feet as of June 30, 2010 (1)	12,601,846	95.0%

GAAP Rent Growth (3)
Expiring Rent per Square Foot		$29.54
New Rent per Square Foot		$71.49
Percentage Increase		142.0%

Weighted Average Lease Term - New (in months)		131

(1)	Occupancy excludes space held for redevelopment.
(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.
(4)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	2009
Renewals (1)

Number of renewals	15	15	24	28	84
Square Feet (2)	92,982	100,167	244,005	453,840	1,169,266
Tenant improvement costs per square foot (3)	$0.82	$1.25	$—	$2.66	$1.10
Leasing commission costs per square foot (3)	$9.99	$5.82	$2.84	$7.35	$6.99

Total renewal lease costs per square foot	$10.81	$7.07	$2.84	$10.01	$8.09

New Leases (4)

Number of non-redevelopment leases	18	12	10	8	47
Non-Redevelopment square feet (2)	23,125	9,235	39,486	2,289	199,576
Non-Redevelopment tenant improvement costs per square foot (3)	$—	$5.41	$4.59	$28.40	$3.91
Non-Redevelopment leasing commission costs per square foot (3)	$16.75	$9.41	$4.96	$11.55	$5.05
Number of redevelopment leases	13	8	13	17	56
Redevelopment square feet (2)	140,885	106,648	51,458	98,229	557,480
Redevelopment tenant improvement costs per square foot (3) (5)	$27.87	$6.43	$—	$5.09	$3.81
Redevelopment leasing commission costs per square foot (3)	$15.45	$13.77	$20.29	$12.74	$14.36

Total Number of Leases	31	20	23	25	103
Total Square Feet (2)	164,010	115,883	90,944	100,518	757,056
Total new lease costs per square foot	$39.57	$19.78	$15.63	$18.33	$15.74

Total (6)

Number of leases	46	35	47	53	187
Square Feet (2)	256,992	216,050	334,949	554,358	1,926,321
Tenant improvement costs per square foot (3)	$15.58	$3.99	$0.54	$3.20	$2.17
Leasing commission costs per square foot (3)	$13.59	$9.90	$5.77	$8.32	$8.92

Total costs per square foot	$29.17	$13.89	$6.31	$11.52	$11.09

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(4)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, it does not include redevelopment costs.
(6)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 18.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Historical Capital Expenditures

	Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Recurring capital expenditures (1) (2)	$5,044,000	$5,180,000	$7,049,000	$4,803,000	$9,628,000	$4,779,000
Non-recurring capital expenditures (2)	$74,735,000	$54,743,000	$56,967,000	$66,272,000	$88,605,000	$125,530,000
Total net rentable square feet at period end excluding redevelopment space	13,270,035	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 18.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Redevelopment Activity

For the quarter ended June 30, 2010

(Square feet)

Activity for the quarter ended June 30, 2010	US	Europe	Total	% Leased (1)
Redevelopment Space as of March 31, 2010	1,644,246	184,352	1,828,598

Acquired Redevelopment Space and New Construction Space	150,793	55,972	206,765

Converted Redevelopment Space:

Turn-Key Datacenter®	(91,899)	—	(91,899)	29.2%

Powered Base Building®	(27,436)	—	(27,436)	100.0%

Remeasurement Adjustments	—	—	—

Redevelopment Space as of June 30, 2010	1,675,704	240,324	1,916,028

Redevelopment Space Under Construction at Quarter End	US	Europe	Total	% Leased (2)

Turn-Key Datacenter®	95,158	32,500	127,658	62.5%

Build-to-Suit	—	—	—

New Powered Base Building® Shell	—	—	—

Redevelopment Space Under Construction as of June 30, 2010	95,158	32,500	127,658

(1)	Defined as leases that have commenced on or before June 30, 2010.
(2)	Defined as leases that were signed on or before June 30, 2010.

DIGITAL REALTY TRUST, INC.

Second Quarter 2010

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.